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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 28, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

            CANADA                      001-32312
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 (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)

      3399 Peachtree Road NE, Suite 1500, Atlanta, GA              30326
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         (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

     The Board of Directors of Novelis Inc. declared on October 28, 2005, a quarterly dividend of US$0.09 per common share, payable on December 20, 2005, to shareholders of record at the close of business November 21, 2005. Refer to attached Exhibit 99.1 for details.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

  (c) EXHIBITS

EXHIBIT NO.    DESCRIPTION
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   99.1        Press release of Novelis Inc., issued on October 28, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             NOVELIS INC.
                                                             -------------------
                                                             (Registrant)

Date: October 28, 2005

                                                             /s/ DAVID KENNEDY
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                                                             David Kennedy
                                                             Secretary